UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 12, 2020
Date of Report (Date of earliest event reported)

ENERGY TRANSFER OPERATING, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	1-31219	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8111 Westchester Drive, Suite 600
Dallas, Texas 75225
(Address of principal executive offices) (zip code)

(214) 981-0700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
7.375% Series C Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	ETPprC	New York Stock Exchange
7.625% Series D Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	ETPprD	New York Stock Exchange
7.600% Series E Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	ETPprE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
This Current Report on Form 8-K is being filed principally to reflect retrospective revisions that have been made to the consolidated financial statements and certain related information of Energy Transfer Operating, L.P. ("ETO" or the "Partnership") that were filed with the Securities and Exchange Commission ("SEC") by the Partnership on February 21, 2020 as Items 1, 1A, 6, 7 and 8 to its Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 Form 10-K”).
Energy Transfer LP ("ET") completed the acquisition of SemGroup ("SemGroup") in December 2019. ETO is a consolidated subsidiary of ET. As disclosed in our Quarterly Report on Form 10-Q for the period ended September 30, 2020, filed on November 5, 2020, ET contributed SemGroup and its former subsidiaries to ETO during the first and second quarters of 2020.
In addition, effective January 1, 2020, the Partnership elected to change its accounting policy related to certain barrels of crude oil that were previously accounted for as inventory. Under the previous accounting policy, all crude oil barrels were recorded as inventory under the weighted-average cost method. Under the revised accounting policy, barrels related to pipeline linefill and tank bottoms are accounted for as long-lived assets and reflected as non-current assets on the consolidated balance sheet.
The consolidated financial statements included in “Item 8. Financial Statements and Supplementary Data” have been updated to reflect material subsequent events that have occurred after the date the consolidated financial statements were originally issued. As further discussed in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in Exhibit 99.1, that item has been updated solely to reflect the changes discussed above. No attempt has been made to modify or update other disclosures in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” (included in Exhibit 99.1) to reflect events or occurrences after the date of the filing of the 2019 Form 10-K, February 21, 2020.
Item 9.01 of this Current Report on Form 8-K revises certain information contained in ETO’s 2019 Form 10-K to reflect these retrospective revisions. In particular, Exhibit 99.1 contains revised financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations.
Item 9.01    Financial Statements and Exhibits.
See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

Exhibit Number	Description

99.1
Revised Energy Transfer Operating, L.P. financial statements as of December 31, 2019 and 2018, and for each of the three years in the period ended December 31, 2019, and Management's Discussion and Analysis of Financial Condition and Results of Operations.

101*	Interactive data files pursuant to Rule 405 of Regulation S-T: (i) our Consolidated Balance Sheets as of December 31, 2019 and December 31, 2018; (ii) our Consolidated Statements of Operations for the years ended December 31, 2019, 2018 and 2017; (iii) our Consolidated Statements of Comprehensive Income for the years ended December 31, 2019, 2018 and 2017; (iv) our Consolidated Statement of Partners’ Capital for the years ended December 31, 2019, 2018 and 2017; (v) our Consolidated Statements of Cash Flows for the years ended December 31, 2019, 2018 and 2017; and (vi) the notes to our Consolidated Financial Statements.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER OPERATING, L.P.

		By:	Energy Transfer Partners GP, L.P.,
its general partner

		By:	Energy Transfer Partners, L.L.C.,
its general partner

Date:	November 12, 2020	By:	/s/ Thomas E. Long
Thomas E. Long
Chief Financial Officer